[LETTERHEAD]



                                                November 27, 2000





Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC  20549



Dear Sir or Madam:

     On behalf of State Street Research Income Trust, I am enclosing Form SE and the related exhibit to be incorporated by reference in the direct transmission of Form N-SAR for the period ended September 30, 2000.


                                                Sincerely,


                                                /s/ Edward T. Gallivan, Jr.
                                                --------------------------------
                                                    Edward T. Gallivan, Jr.


M:/sec/04c

Enclosure

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM SE
                            Dated November 27, 2000



       Form N-SAR                 Six months ended 9/30/00        811-4559
--------------------------------  ------------------------  ---------------------
Report, Schedule or Statement of     Period of Report       SEC File No. of Form,
Which the Documents Are a Part       (If Appropriate)       Schedule or Statement

       State Street Research Income Trust                        787980
--------------------------------------------------       -----------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number


--------------------------------------------------------------------------------
                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.


                  SIGNATURES: Complete A or B, as Appropriate
                      See General Instructions to Form SE

A. FILINGS MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 27th day of November, 2000.

                                    State Street Research Income Trust
                                 -----------------------------------------
                                            (Name of Registrant)


                              By: /s/ Douglas A. Romich
                                 -----------------------------------------------
                                                  (Signature)


                                 Douglas A. Romich
                                 -----------------------------------------------
                                                  (Print Name)


                                 Assistant Treasurer
                                 -----------------------------------------------
                                                     (Title)


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

------------------  -----------------------------------------------------------
      (Date)                                (Signature)

                    -----------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)

                       STATE STREET RESEARCH INCOME TRUST
                              (Name of Registrant)


                                    Form SE

                          Exhibit Index for Form N-SAR


Item 77.  C.  Matters submitted to a vote of security holders

                        ADDITIONAL ANSWERS TO FORM N-SAR
                                      for
                      STATE STREET RESEARCH INCOME TRUST


ITEM 77:  ATTACHMENTS
---------------------

SUB-ITEM 77C:  Submissions of matters to a vote of security holders

See "Report On Special Meeting of Shareholders" in the Report to Shareholders for the six months ended September 30, 2000, for the State Street Research Stategic Growth & Income Fund (a series of the Registrant), which Report on Special Meeting of Shareholders is incorporated by reference herein.